UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): April 7, 2023

Calyxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road

Roseville, MN 55113-1127

(Address and zip code of principal executive offices)

(651) 683-2807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CLXT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On April 7, 2023, Calyxt, Inc. (“Calyxt”) announced that it will proceed with the 1-for-10 Reverse Stock Split (the “Reverse Stock Split”) previously approved by its shareholders at the annual meeting of shareholders on June 1, 2022. Calyxt plans to file an amendment to its certificate of incorporation to effectuate the Reverse Stock Split, which is expected to be effective after the close of trading on April 24, 2023, and Calyxt’s common stock, par value $0.001 per share, is expected to begin trading on an adjusted basis giving effect to the Reverse Stock Split on April 25, 2023.

On April 7, 2023, Calyxt released a press release announcing the Reverse Stock Split, which is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated April 7, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include statements about the implementation and effectiveness of the reverse stock split. These and other forward-looking statements are predictions and projections about future events and trends based on the Company’s current expectations, objectives, and intentions and are premised on current assumptions. The Company’s actual results, level of activity, performance, or achievements could be materially different than those expressed, implied, or anticipated by forward-looking statements due to a variety of factors, as discussed in Part I, Item 1A, “Risk Factors” in the Company’s filings with the SEC, included in Part I, Item 1A of its Annual Report on Form 10-K/A for the year ended December 31, 2022, which was filed with the SEC on March 3, 2023, and its subsequent reports on Forms 10-Q and 8-K filed with the SEC. Any forward-looking statements made by management of the Company are based only on currently available information and speak only as of the date of this report. Except as otherwise required by securities and other applicable laws, the Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Calyxt, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2023

CALYXT, INC.

By:	/s/ Michael A. Carr
Name:	Michael A. Carr
Title:	President and Chief Executive Officer